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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 19, 2009

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky  41011
(Address of principal executive offices)   (Zip Code)

P.O. Box 391, Covington, Kentucky  41012-0391
(Mailing Address)   (Zip Code)

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On May 19, 2009, Ashland Inc. (“Ashland”) and certain of its subsidiaries entered into a purchase agreement (the “Purchase Agreement”) with Banc of America Securities LLC, Scotia Capital (USA) Inc. and SunTrust Robinson Humphrey, Inc. (the “Initial Purchasers”) pursuant to which Ashland agreed to sell to the Initial Purchasers $650,000,000 in aggregate principal amount of 9-1/8% Senior Notes due 2017 (the “2017 Notes”).  Ashland’s obligations under the Purchase Agreement are guaranteed by certain of its present and future subsidiaries.  The Purchase Agreement includes customary representations, warranties, covenants and indemnification obligations.  The Purchase Agreement contains customary closing conditions, and the offering of the 2017 Notes is expected to close on May 27, 2009.

The 2017 Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws.  The 2017 Notes are being offered and sold to the Initial Purchasers in reliance on the exemption from registration  provided by Section  4(2) of the Securities  Act and  offered  and resold by the  Initial  Purchasers  in the United States to qualified  institutional  buyers  pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Bank of America, N.A., an affiliate of Banc of America Securities LLC, is a lender and the administrative agent under Ashland’s senior secured credit facilities. Banc of America Bridge LLC, also an affiliate of Banc of America Securities LLC, is a lender and the administrative agent under Ashland’s bridge loan facility that is being repaid in full on the closing date of the sale of the 2017 Notes from the net proceeds of the offering of the 2017 Notes and borrowings under Ashland’s receivables facility. The Bank of Nova Scotia is a lender and the syndication agent under Ashland’s senior secured credit facilities and its bridge loan facility.  SunTrust Bank, an affiliate of SunTrust Robinson Humphrey, Inc., is a lender and co-documentation agent under Ashland’s senior secured credit facilities.  Affiliates of SunTrust Robinson Humphrey, Inc. also are lenders under Ashland’s bridge loan facility.  Each of Banc of America Bridge LLC, The Bank of Nova Scotia and certain affiliates of SunTrust Robinson Humphrey, Inc. will receive their pro rata share of the net proceeds of the sale of the 2017 Notes as repayment of obligations owed under Ashland’s bridge loan facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.
(Registrant)

May 26, 2009	/s/ Lamar M. Chambers
Lamar M. Chambers
Senior Vice President and Chief Financial Officer